UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________

FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 14, 2024

FORUM ENERGY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35504	61-1488595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10344 Sam Houston Park Drive	Suite 300	Houston	TX	77064
(Address of Principal Executive Offices)				(Zip Code)

281	949-2500
Registrant's telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FET	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On October 14, 2024, Forum Energy Technologies, Inc. (the “Company”) issued a press release announcing certain preliminary results for the three months ended September 30, 2024. As of the date of the press release, the Company is finalizing its financial results for the three months ended September 30, 2024. Revenue, Adjusted EBITDA and Free Cash Flow (before acquisitions) for the three months ended September 30, 2024 included in the press release are preliminary, estimated and unaudited, and based on information available to management as of the date of the press release. As a result, the Company’s actual results for the three months ended September 30, 2024 could vary materially from, and investors should not place undue reliance upon, this preliminary information. The Company undertakes no obligation to update or supplement the information provided in the press release until it releases its financial results for the three months ended September 30, 2024.
The Company’s independent registered public accounting firm has not audited, reviewed, compiled or applied agreed-upon procedures with respect to the preliminary financial information included in the press release. Accordingly, the Company’s independent registered public accounting firm does not express an opinion or any other form of assurance with respect thereto.
A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
The information contained in this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01 Other Events.
On October 14, 2024, Forum issued a press release announcing the contemplated offering (the “Offering”) by Forum of $100.0 million aggregate principal amount of USD denominated 5-year senior secured bonds, subject to market conditions. A copy of the press release announcing the Offering is attached hereto as Exhibit 99.2 and incorporated by reference herein.
Forum intends to use the net proceeds from the Offering, together with cash on hand, to redeem in full all outstanding 9.000% Convertible Senior Secured Notes due 2025 and to repay all borrowings outstanding under the seller term loan issued in connection with the acquisition of Variperm Energy Services.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Title or Description
99.1	Press release announcing preliminary estimated financial information, dated October 14, 2024.
99.2	Press release announcing the Offering, dated October 14, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2024	FORUM ENERGY TECHNOLOGIES, INC.
/s/ John C. Ivascu
John C. Ivascu
Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary